Exhibit 10.33
WAIVER AND AMENDMENT NO. 3
TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
This WAIVER AND AMENDMENT NO. 3 dated as of October 31, 2013 (this "Amendment") is made by and among SYSTEMAX INC., a corporation organized under the laws of the State of Delaware ("SYX"), each Borrower listed on the signature pages below (together with SYX, each a "Borrower" and collectively, the "Borrowers"), each Guarantor listed on the signature pages below (the "Guarantors" and together with the Borrowers, the "Loan Parties"), the lenders party hereto, and JPMORGAN CHASE BANK, N.A., as US Administrative Agent ("Administrative Agent").
WITNESSETH:
WHEREAS, Borrowers, Lenders and Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of October 27, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement").  All capitalized terms not otherwise defined herein shall have the meanings given to them in the Credit Agreement;
WHEREAS, Borrowers have requested that Administrative Agent and Lenders waive a certain Event of Default and make certain amendments to the Credit Agreement, and Administrative Agent and Lenders are willing to do so on the terms and conditions hereafter set forth;
NOW, THEREFORE, in consideration of the promises, the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties do hereby agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement and do hereby further agree as follows:
AGREEMENT
1.Amendment to Credit Agreement.  Subject to satisfaction of the conditions precedent set forth in Section 4 below, the Credit Agreement is hereby amended as follows:
(a)            Section 1.01 of the Credit Agreement is hereby amended by adding the following defined terms thereto in their appropriate alphabetical order:
"Commodity Exchange Act" means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.
"Commodities Act Swap Obligation" means, with respect to any Loan Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a "swap" within the meaning of section 1a(47) of the Commodity Exchange Act.
"Excluded Swap Obligation" means, with respect to any Loan Guarantor, any Commodities Act Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Loan Guarantor of, or the grant by such Loan Guarantor of a security interest to secure, such Commodities Act Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) (a) by virtue of such Loan Guarantor's failure for any reason to constitute an "eligible contract participant" as defined in the Commodity Exchange Act and the regulations thereunder at the time the Guarantee of such Loan Guarantor or the grant of such security interest becomes or would become effective with respect to such Commodities Act Swap Obligation or (b) in the case of a Commodities Act Swap Obligation subject to a clearing requirement pursuant to Section 2(h) of the Commodity Exchange Act (or any successor provision thereto), because such Loan Guarantor is a "financial entity," as defined in Section 2(h)(7)(C)(i) the Commodity Exchange Act (or any successor provision thereto), at the time the Guarantee of such Loan Guarantor becomes or would become effective with respect to such related Commodities Act Swap Obligation. If a Commodities Act Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Commodities Act Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal.
"Foreign Subsidiary" means any Subsidiary of a Loan Party which is not organized under the laws of one of the fifty States of the United States of America.
"Foreign Subsidiary Acquisition" means any transaction, or any series of related transactions, consummated on or after the Second Restatement Date, by which any Foreign Subsidiary (a) acquires any going business or all or substantially all of the assets of any Person, whether through purchase of assets, merger or otherwise or (b) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the Equity Interests of a Person which has ordinary voting power for the election of directors or other similar management personnel of a Person (other than Equity Interests having such power only by reason of the happening of a contingency) or a majority of the outstanding Equity Interests of a Person.
"Permitted Foreign Subsidiary Acquisition" means any Foreign Subsidiary Acquisition that (x) satisfies each the requirements of the definition of Permitted Acquisition (other than clauses (e), (f), (g) and (j) of such definition) as if such Foreign Subsidiary were a "Loan Party" and (y) satisfies each of the following additional requirements:
(x) the total costs and liabilities (including without limitation, all assumed liabilities, all earn-out payments, deferred payments and the value of any other stock or other assets transferred, assigned or encumbered with respect to such Acquisitions) of all Foreign Subsidiary Acquisitions in the aggregate does not exceed 10% of the total US Revolving Commitments then in effect;
(y) No proceeds of Loans or Letters of Credit may be used to fund any portion of such Foreign Subsidiary Acquisition; and
(z) No proceeds of loans or advances from, or proceeds of investments by, any Loan Party may be used to fund any portion of a Foreign Subsidiary Acquisition.
"Qualified ECP Guarantor" means, in respect of any Commodities Act Swap Obligation, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant Guarantee or grant of the relevant security interest becomes or would become effective with respect to such Swap Obligation or such other person as constitutes an "eligible contract participant" under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an "eligible contract participant" at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.
(b)            The definition of "Permitted Acquisition" set forth in Section 1.01 of the Credit Agreement is hereby amended as follows:
(i)            the word "Borrower" in clause (f) is deleted and the words "Loan Party" are inserted in place thereof;
(ii)            the word "Borrower" in clause (g) is deleted and the words "Loan Party" are inserted in place thereof; and
(iii)            the words "applicable Borrower" in clause (k) are deleted and the words "Borrowing Representative" are inserted in place thereof.
(c)            The definition of "Secured Obligation" set forth in Section 1.01 of the Credit Agreement is amended by adding the following proviso to the end of such definition:
"; provided, further, that that the definition of 'Secured Obligations' shall not create any guarantee by any Loan Guarantor of (or grant of security interest by any Loan Guarantor to support, as applicable) any Excluded Swap Obligations of such Loan Guarantor for purposes of determining any obligations of any Loan Guarantor."
(d)            Section 2.18 of the Credit Agreement is hereby amended by adding the following sentence to the end of subsection (b) of such section:
"Notwithstanding the foregoing, amounts received from any Loan Guarantor that is not a Qualified ECP Guarantor shall not be applied to any Excluded Swap Obligation of such Loan Guarantor."
(e)            Section 6.01 of the Credit Agreement is hereby amended as follows:
(i)            the words "or Permitted Foreign Subsidiary Acquisition" are added immediately following the words "Permitted Acquisition" in clause (f) of such section;
(ii)            the words "or Permitted Foreign Subsidiary Acquisition" are added immediately following the words "Permitted Acquisition" in each place such words appear in clause (g) of such section;
(iii)            the word "and" located at the end of  clause (p) is deleted;
(iv)            the period at the end of clause (q) is deleted and  the text "; and" is inserted in place thereof; and
(v)            the following clause (r) is added to the end of such section:
"(r) Indebtedness of any Foreign Subsidiary under a working capital credit facility, which Indebtedness may only be secured by the receivables and/or inventory of such Foreign Subsidiary (each a "Foreign Working Capital Facility").
(f)            Section 6.02 of the Credit Agreement is hereby amended as follows:
(i)            the words "or Permitted Foreign Subsidiary Acquisition" are inserted immediately following the words "Permitted Acquisition" in each place such words appear in clause (b) of such section;
(ii)            clause (j) is changed to clause (k) of such section; and
(iii)            the following clause (j) is inserted immediately following clause (i) of such section:
"(j) Liens securing a Foreign Working Capital Facility to the extent permitted by the definition thereof."
(g)            Section 6.04 of the Credit Agreement is hereby amended as follows:
(i)             the text "$100,000,000" contained in subclause (B) of the proviso to each of clauses (c), (d) and (e) of such section is deleted and in each case, the text "$130,000,000" is inserted in place thereof;
(ii)            the text "or a Permitted Foreign Subsidiary Acquisition" is added immediately following the words "Permitted Acquisition" contained in clause (i) of such section; and
(iii)            the following text is added to the end of clause (l):
"and Permitted Foreign Subsidiary Acquisitions may be made subject to the requirements contained in the definition of Permitted Foreign Subsidiary Acquisition."
(h)            Section 6.10 of the Credit Agreement is hereby amended as follows:
(i)            the words "other than in connection with a Foreign Working Capital Facility" is added to the end of clause (a) of such section;
(ii)            the word "and" is added at the end of clause (v) of such section; and
(iii)            clause (vii) of such Section is deleted.
(i)            Article X of the Credit Agreement is hereby amended by adding the following Section 10.13 to the end of such article:
"Section 10.13 Keepwell.  Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its obligations under this Agreement and any other Loan Document to which it is a party in respect of Commodities Act Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 10.13 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 10.13 or otherwise under this Agreement or other Loan Document voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section 10.13 shall remain in full force and effect until this Agreement has been terminated and the Secured Obligations paid in full.  Each Qualified ECP Guarantor intends that this Section 10.13 constitute, and this Section 10.13 shall be deemed to constitute, a "keepwell, support, or other agreement" for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act."
2.            Waiver.  Subject to satisfaction of the conditions precedent set forth in Section 4 below, Administrative Agent and Lenders hereby waive the Event of Default that has occurred as a result of the aggregate amount of intercompany investments in, loans to, and guarantees of the Indebtedness of, Subsidiaries of Loan Parties that are not Loan Parties outstanding on the Amendment No. 3 Effective Date (as defined below) exceeding the amounts permitted pursuant to clauses (c), (d) and (e) of Section 6.04 (the "Existing Event of Default").  Notwithstanding the foregoing, the waiver of the Existing Event of Default set forth above does not establish a course of conduct between Loan Parties, Administrative Agent and Lenders and each Loan Party hereby agrees that Administrative Agent and Lenders are not obligated to waive any future Events of Default under the Credit Agreement or the other Loan Documents.
3.            Representations and Warranties.  To induce Administrative Agent and Lenders to enter into this Amendment, each Loan Party hereto hereby warrants, represents and covenants to Administrative Agent and Lenders that: (a) each representation and warranty of the Loan Parties set forth in the Credit Agreement and the other Loan Documents is hereby restated and reaffirmed as true and correct on and as of the date hereof after giving effect to this Amendment except for those representations and warranties which relate to a specific date, which are true and correct as of such date, and no Default or Event of Default has occurred and is continuing under the Credit Agreement and the other Loan Documents after giving effect to this Amendment and (b) each Loan Party has the power and is duly authorized to enter into, deliver and perform this Amendment, and this Amendment is the legal, valid and binding obligation of each Loan Party enforceable against it in accordance with its terms.
4.            Conditions Precedent to Effectiveness of this Amendment.  Once the Administrative Agent has received (a) eight (8) counterparts of this Amendment duly executed and delivered by each Loan Party and Lenders and (b) four (4) counterparts of a fee letter with respect to this Amendment duly executed and delivered by each Loan Party and payment in full or any and all fees described therein, this Amendment shall be effective as of September 28, 2013 (the "Amendment No. 3 Effective Date").
5.            Continuing Effect of Credit Agreement.  Except as expressly set forth in Section 2 hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Administrative Agent and Lenders, nor constitute a waiver of any provision of the Credit Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.  Except as expressly amended and modified hereby, the provisions of the Credit Agreement, the Loan Documents and the Liens granted thereunder, are and shall remain in full force and effect.
6.            Counterparts; Telecopied Signatures.  This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.  Any signature delivered by a party to this Amendment by facsimile or electronic transmission of a PDF or similar file shall be deemed to be an original signature hereto.
7.            Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year specified at the beginning hereof.
Borrowers

SYSTEMAX INC.

By: /s/ Eric Lerner
Name:            Eric Lerner
Title:            Senior Vice President

SYSTEMAX MANUFACTURING INC.
GLOBAL COMPUTER SUPPLIES INC.
GLOBAL EQUIPMENT COMPANY INC.
TIGERDIRECT, INC.
NEXEL INDUSTRIES, INC.
ONREBATE.COM INC.
PAPIER CATALOGUES, INC.
TEK SERV INC.
PROFIT CENTER SOFTWARE INC.
GLOBAL GOV/ED SOLUTIONS INC.
GLOBAL GOVERNMENT & EDUCATION INC.
SYX DISTRIBUTION INC.
SYX SERVICES INC.
STREAK PRODUCTS INC.
NEW COMPUSA CORP.
COMPUSA.COM INC.
COMPUSA RETAIL, INC.
WORLDWIDE REBATES, INC.
CIRCUITCITY.COM INC.
 SOFTWARE LICENSING CENTER INC.
TARGET ADVERTISING INC.

By: /s/ Thomas Axmacher
Name:            Thomas Axmacher
Title:            Vice President

Guarantors

GLOBAL INDUSTRIAL HOLDINGS LLC
SYX NORTH AMERICAN TECH HOLDINGS LLC
 REBATE HOLDINGS LLC
SYX S.A. HOLDINGS INC.
SYX S.A. HOLDINGS II INC.
GLOBAL INDUSTRIAL MARKETPLACE INC.

By: /s/ Thomas Axmacher
Name:            Thomas Axmacher
Title:            Authorized Officer

JPMORGAN CHASE BANK, N.A., as US Administrative Agent and as a Lender

By: /s/ Donna M. DiForio
Name:            Donna M. DiForio
Title:            Authorized Officer

HSBC BANK USA, N.A., as a Lender

By: /s/ William Conlan
Name:            William Conlan
Title: Senior Vice President

WELLS FARGO CAPITAL FINANCE, LLC, as a Lender

By: /s/ Reza Sabahi
Name:            Reza Sabahi
Title:            Duly Authorized Signer